UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 10, 2019

Commission File Number	Exact name of registrant as specified in its charter, address of principal executive offices and telephone number, including area code	State or other jurisdiction of incorporation	I.R.S. Employer Identification No.
0-49807	Washington Gas Light Company 1000 Maine Ave., SW Washington, D.C. 20024 (703) 750-4440	District of Columbia and Virginia	53-0162882
Former name or former address, if changed since last report: N/A
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

The information disclosed in Item 2.03 of this Current Report on Form 8-K regarding the Agent Accession Letter (as defined below) is incorporated herein by reference.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

On September 10, 2019, Washington Gas Light Company (the “Company”) entered into (i) an Agent Accession Letter (the “Agent Accession Letter”) to the Distribution Agreement, dated January 8, 2019, between the Company and BB&T Capital Markets, a division of BB&T Securities, LLC (“BB&T”), with MUFG Securities Americas Inc., TD Securities (USA) LLC, CIBC World Markets Corp., RBC Capital Markets, LLC, U.S. Bancorp Investments, Inc. and The Williams Capital Group, L.P. (collectively with BB&T, the “Agents”) and (ii) a Terms Agreement with MUFG Securities Americas Inc., TD Securities (USA) LLC, as representatives of the Agents (the “Terms Agreement”), and, pursuant to which the Company offered $300,000,000 aggregate principal amount of 3.65% Medium Term Notes, Series L due September 15, 2049 (the “Notes”) under its medium-term notes program. The Notes were offered to the public at 99.494% of par, and proceeds to the Company, net of commissions, were $296,232,000 (excluding expenses). The Notes were registered under the Securities Act of 1933, as amended, pursuant to a shelf registration statement on Form S-3 (File No. 333-224669) filed by the Company.

As described in the Terms Agreement, the Notes are subject to redemption at the Company’s option at any time in whole or from time to time in part, at a redemption price equal to the greater of (i) 100% of the principal amount thereof or (ii) the sum of the present values of the remaining scheduled payments of principal and interest thereon (exclusive of interest accrued to the date of redemption) discounted to the redemption date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate (as defined in the Terms Agreement) plus a make-whole call premium of 25 basis points, plus, in either such case, accrued and unpaid interest on the principal of such Notes to, but excluding, the date of redemption. At any time on and after March 15, 2049, the Company may redeem the Notes on any date or dates, in whole or from time to time in part, at 100% of the principal amount of such Notes, plus accrued and unpaid interest on the principal amount of such Notes to, but excluding, the date of redemption.

The Notes were issued pursuant to that certain Indenture (the “Base Indenture”), dated as of September 1, 1991, as amended by that certain Supplemental Indenture (the “Supplemental Indenture”), dated as of September 1, 1993, each between the Company and The Bank of New York Mellon (formerly known as The Bank of New York), as trustee. The offering of the Notes closed on September 13, 2019.

The foregoing descriptions of the Agent Accession Letter, the Terms Agreement, the Indenture, the Supplemental Indenture and the Notes are not complete and are qualified in their entirety by reference to the full text of the Agent Accession Letter, the Terms Agreement, the Base Indenture, the Supplemental Indenture and the Form of Unsecured Note, copies of which are filed as Exhibits 1.1, 1.2, 4.1, 4.2 and 4.3, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
(d) Exhibits
The following exhibits are furnished herewith:

Exhibit No.	Description

1.1*
Agent Accession Letter, dated September 10, 2019, among Washington Gas Light Company, MUFG Securities Americas Inc., TD Securities (USA) LLC, CIBC World Markets Corp., RBC Capital Markets, LLC, U.S. Bancorp Investments, Inc. and The Williams Capital Group, L.P.

1.2*	Terms Agreement, dated September 10, 2019, between Washington Gas Light Company, MUFG Securities Americas Inc. and TD Securities (USA) LLC, as representatives of the agents.
4.1	Indenture, dated September 1, 1991, between Washington Gas Light Company and The Bank of New York (incorporated by reference to Exhibit 4 to Form 8-K, dated September 19, 1991, in File No. 1-1483).
4.2
Supplemental Indenture to Indenture, dated September 1, 1993, between Washington Gas Light Company and The Bank of New York (incorporated by reference to Exhibit 4 to Form 8-K, dated September 1, 1993, in File No. 1-1483).

4.3	Form of Unsecured Notes (incorporated by reference to Exhibit 4.2/4.3 to Form 8-K, dated September 19, 1991, in File No. 1-1483).
5.1*	Opinion of Karen M. Hardwick, Esquire.
23.1*	Consent of Karen M. Hardwick, Esquire (included in Exhibit No. 5.1).

*Filed herewith
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Washington Gas Light Company
(Registrant)
Date: September 16, 2019	/s/ Gunnar J. Gode
Gunnar J. Gode
Vice President & Controller
(Principal Accounting Officer)